AIM ETF Products Trust
(the “Trust”)
and the Trust’s series
AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF
AllianzIM U.S. Large Cap Floor10 Jan ETF
AllianzIM U.S. Large Cap Floor10 Apr ETF
AllianzIM U.S. Large Cap Floor10 Jul ETF
AllianzIM U.S. Large Cap Floor10 Oct ETF
(each a “Fund” and collectively the “Funds”)

Supplement to the Funds’ Statement of Additional Information (“SAI”)
November 8, 2021

As of the date of this supplement, the Funds listed above are not offered for sale or available for purchase by investors.

Currently, AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF (Ticker: SIXJ) is anticipated to launch January 3, 2022. The SAI will be further supplemented prior to any launch of the other Funds.

This supplement updates certain information contained in the Funds’ SAI and should be attached to the SAI and retained for future reference.